UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 7, 2016

SKYWEST, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

444 South River Road

St. George, Utah 84790

(Address of Principal Executive Offices, Including Zip Code)

(435) 634-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

Members of the management team of SkyWest, Inc. (the “Company”) will be participating in investor conferences and meetings during September 2016.  The Company’s presentation that will be used in these meetings is furnished as Exhibit 99.1 hereto and incorporated herein by reference.  The presentation is also available on the Company’s website at www.skywest.com.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

The following is furnished as an exhibit to this report:

Exhibit 99.1                              Investor update dated September 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2016	SKYWEST, INC.

	By:	/s/ Eric J. Woodward
Eric J. Woodward
Chief Accounting Officer